UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2009

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Ghost Technology, Inc.

 (Exact name of registrant as specified in its charter)

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Delaware	000-31705	91-2007477
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

20801 Biscayne Blvd., Suite 403

Aventura, Florida 33180

 (Address of Principal Executive Office) (Zip Code)

(786) 923-5954

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 20, 2009, Ghost Technology, Inc., a Delaware corporation (the “Company”), filed an Amendment to its Certificate of Incorporation. Under the Amendment, the Company increased its authorized shares of common stock from 150,000,000 to 300,000,000 shares of common stock, par value $0.001 per share. The Amendment was approved by the shareholders of the Company on January 19, 2009 without soliciting proxies or consents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GHOST TECHNOLOGY, INC.

By:	/s/ JEAN CARLO NARDI
Jean Carlo Nardi Chief Financial Officer

Date:  January 26, 2009

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